                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported) May 1, 2002



                               Penton Media, Inc.

               (Exact Name of Registrant as Specified in Charter)


      Delaware                      1-14337                   36-2875386

(State or Other Jurisdiction        (Commission               (IRS Employer
       of Incorporation)            File Number)            Identification No.)


            1300 East Ninth Street, Cleveland, Ohio             44114
            (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code  (216)  696-7000
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Item 5.  OTHER EVENTS.

            On May 1, 2002, Penton Media, Inc. (the "Company") issued a press release announcing earnings for the first quarter ended March 31, 2002. The Company is filing herewith the press release issued May 1, 2002 as Exhibit 99.1 hereto.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

            Exhibit No.             Description
            -----------             -----------
            99.1.                   Press Release, dated May 1, 2002.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Penton Media, Inc.

                                By:  /s/ Preston L. Vice
                                     ------------------------------------
                                     Name: Preston L. Vice

                                     Title:  Senior Vice President and Secretary

Date: May 1, 2002

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                                  EXHIBIT INDEX

Exhibit No.             Description
------------            -----------
99.1.                   Press Release, dated May 1, 2002.